SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 30, 1999

                             PACIFIC CAPITAL BANCORP
            (Exact name of registrant as specified in its charter)


       California                0-11113                95-3673456
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    (State or other           (Commission File     (I.R.S. Employer
     Jurisdiction              Number)              Identification
         of                                             Number)
     Incorporation)


                               200 E. Carrillo Street
                        Santa Barbara, California 93101
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                    (Address of principal executive offices)




                                 (805) 564-6300
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

Approval of Stock Repurchase Plan

     On July 27, 1999, the Board of Directors of Pacific Capital Bancorp approved a stock repurchase plan under which future repurchases of shares of the company's common stock may be made from time to time in the open market. A copy of the press release issued by the company announcing the approval and explaining the reasons for the stock repurchase program is attached to this report as an exhibit.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Pacific Capital Bancorp


Dated: July 30, 1999                /s/ Donald Lafler
                                    -------------------------
                                    Donald Lafler
                                    Senior Vice  President &
                                    Chief Financial Officer


INDEX TO EXHIBITS

Item         Description

99.1 Press Release of Pacific Capital Bancorp, dated July 28, 1999, announcing approval by the company's board of directors of a stock repurchase plan.

                                  EXHIBIT 99.1

                                  NEWS RELEASE
                             PACIFIC CAPITAL BANCORP

                                          Contact: William S. Thomas, Jr.
                                                   Chief Operating Officer
                                                   (805) 564-6216


                          PACIFIC CAPITAL BANCORP
                              BOARD APPROVES
                         STOCK REPURCHASE PROGRAM

Santa Barbara, Calif., July 28, 1999 - The board of directors of Pacific Capital Bancorp [Nasdaq: SABB] today announced its approval of a stock repurchase program under which future repurchases of shares of the Company's common stock may be made from time to time in the open market. Pacific Capital Bancorp is the parent company of Santa Barbara Bank & Trust, First National Bank of Central California and its affiliate South Valley National Bank, a community banking partnership formed in December 1998.

"We have made this decision in view of the continued solid earnings and strong capital position of our new community banking network," said Donald M. Anderson, Chairman of the Board of the Company. "We believe that the repurchase of stock from time to time is a prudent use of excess capital, and represents a favorable investment opportunity which will enhance shareholder value as we continue to realize the tremendous earnings potential of this unique community banking network serving customers along the Central Coast."

Pacific Capital Bancorp currently has over 8,500 shareholders and 24.5 million shares of common stock outstanding. The Company's market capitalization is currently $740 million.

Santa Barbara Bank & Trust serves customers from 27 offices throughout Santa Barbara and West Ventura counties. First National Bank maintains six offices in Monterey, Salinas, Carmel, Watsonville and Soledad. Offices in Gilroy, Morgan Hill, Hollister and San Juan Bautista operate under the name South Valley National Bank.